UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2010

__________

MIDDLEBURG FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-24159 (Commission File Number)	54-1696103 (I.R.S. Employer Identification No.)

111 West Washington Street Middleburg, Virginia (Address of principal executive offices)	20117 (Zip Code)

Registrant’s telephone number, including area code: (703) 777-6327

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.

                        On April 30, 2010, Middleburg Financial Corporation (the “Company”) issued a press release reporting its financial results for the period ended March 31, 2010. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02.

Item 5.07        Submission of Matters to a Vote of Security Holders.

                        The Company held its Annual Meeting of Shareholders on April 28, 2010 (the “Annual Meeting”).  At the Annual Meeting, the shareholders of the Company elected thirteen directors to serve for one-year terms and approved the ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2010.  The voting results for each proposal are as follows:

1.            To elect 13 directors to serve for terms of one year each expiring at the 2011 Annual Meeting of Shareholders:

	For	Withhold	Broker Non-Vote
Howard M. Armfield	4,874,496	136,343	1,199,228
Henry F. Atherton, III	4,973,998	36,841	1,199,228
Joseph L. Boling	4,832,417	178,422	1,199,228
Childs F. Burden	4,874,896	135,943	1,199,228
J. Bradley Davis	4,973,607	37,232	1,199,228
Alexander G. Green	4,963,723	47,116	1,199,228
Gary D. LeClair	4,518,067	492,772	1,199,228
John C. Lee, IV	4,018,801	992,038	1,199,228
Keith W. Meurlin	4,973,815	37,024	1,199,228
Janet A. Neuharth	4,974,517	36,322	1,199,228
John M. Rust	4,979,623	31,216	1,199,228
Gary R. Shook	4,878,486	132,353	1,199,228
James R. Treptow	4,974,062	36,777	1,199,228

2.            To ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2010:

For	Against	Abstain
6,076,076	21,748	112,243

Item 8.01.        Other Events.

                        On April 30, 2010, the Company issued a press release reporting the declaration of a cash dividend of $0.10 per share.  The dividend is to be paid on May 28, 2010 to shareholders of record as of May 14, 2010.  A copy of the press release is being furnished as Exhibit 99.2 to this report and is incorporated by reference into this Item 8.01.

Item 9.01.      Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.                 Description

99.1                                  Press release issued April 30, 2010.

99.2                                  Press release issued April 30, 2010.

SIGNATURES

                        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                            MIDDLEBURG FINANCIAL CORPORATION
                                                                                                                                                           (Registrant)

Date: April 30, 2010	By:	/s/ Raj Mehra
Raj Mehra
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                 Description

99.1                                  Press release issued April 30, 2010.

99.2                                  Press release issued April 30, 2010.